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                                                               EXHIBIT 10(iii).8

                                AMENDMENT OF THE
                     AMERICAN BANKERS INSURANCE GROUP, INC.
                    LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN

         WHEREAS, American Bankers Insurance Group, Inc. (the "Company") maintains the American Bankers Insurance Group, Inc. Leveraged Employee Stock Ownership Plan (the "Plan"); and

         WHEREAS, the Plan has previously been amended and further amendment is desirable thereof;

         NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Company under Subsection 12.1 of the Plan, the Plan, as previously amended, be and is hereby further amended, effective March 31, 1998, in the following particulars:

1.       SECTION 3.2 IS AMENDED TO READ AS FOLLOWS:

         3.2 COMMENCEMENT OF PARTICIPATION. An Employee who has, on January 1, 1988, completed an Eligibility Period shall be enrolled as a Participant as of January 1, 1988. Each other Employee shall become a Participant on the January 1 or July 1 coinciding with or next following the date on which he shall have completed an Eligibility Period and attained his 18th birthday.

         NOTWITHSTANDING THE FOREGOING, ANY EMPLOYEE AS OF MARCH 31, 1998 WHO HAS COMPLETED 9 MONTHS OF SERVICE AND ATTAINED AGE 18 AS OF MARCH 31, 1998 SHALL BECOME A PARTICIPANT AS OF MARCH 31, 1998.

2.       A NEW SECTION 5.1(E) IS ADDED TO READ AS FOLLOWS:

         (E) NOTWITHSTANDING THE FOREGOING, EFFECTIVE MARCH 31, 1998, THE ACCOUNT MAINTAINED FOR EACH PARTICIPANT WILL BE CREDITED AS OF MARCH 31, 1998 WITH HIS ALLOCABLE SHARE OF (1) STOCK PURCHASED BY THE TRUST FUND USING CASH CONTRIBUTED BY THE EMPLOYER, IF ANY, (2) CASH CONTRIBUTIONS BY THE EMPLOYER, AND (3) STOCK RELEASED FROM THE SUSPENSE SUBFUND PURSUANT TO PARAGRAPH 5.3. THE ALLOCATION OF CONTRIBUTIONS SHALL BE MADE ONLY TO THE ACCOUNTS OF THOSE PARTICIPANTS WHO WERE IN EMPLOYMENT ON MARCH 31, 1998 OR WHO TERMINATED EMPLOYMENT, DURING THE PERIOD JANUARY 1, 1998 TO MARCH 31, 1998, ON OR AFTER HIS RETIREMENT DATE, BECAUSE OF DEATH OR BY REASON OF TOTAL AND PERMANENT DISABILITY (AS DEFINED IN ARTICLE VI HEREOF) OR RETIREMENT.


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3.       SECTION 5.4 IS AMENDED TO READ AS FOLLOWS:

         5.4 ALLOCATIONS OF CONTRIBUTIONS AND SHARES. Shares of Stock released from the Suspense Subfund for a Calendar Year in accordance with Paragraph 5.3 hereof and all contributions under Paragraph 5.1 shall be held in the Fund on an unallocated basis until allocated by the Committee as of the last day of such Calendar Year. Except to the extent provided in Section 5.1(b) or (d) and this section, the allocation of such shares and funds among the Accounts of Participants shall be made among the Accounts of those Participants who were in Employment on the last day of such Calendar Year. If cash dividends (declared on Stock that had been acquired with an Exempt Loan and that are allocated to a Participant's Account) are used to make payments on such Exempt Loan, then Stock with a fair market value at least equal to the amount of such dividends released from the Suspense Subfund shall be allocated to such Participant's Account. The remaining number of shares and funds allocable to a Participant's Account after application of the preceding sentence shall be the number of such shares and funds which bears the same ratio to the total of such remaining shares released (and any other Employer contribution) for such Calendar Year and allocable to the contribution made by the Employer as the Earnings for the Calendar Year of such Participant while in Employment bears to the total Earnings for the Calendar Year of all Participants entitled to an allocation under this Paragraph 5.4 for that Calendar Year. All Stock in the Fund, other than Stock held in the Suspense Subfund as of the last day of a Calendar Year, must be allocated to Accounts as of such last day. Notwithstanding the foregoing, a Participant shall be entitled to an allocation for the Calendar Year in which the Participant terminates employment due to Retirement, death, or disability (defined as being eligible to receive benefits under Paragraph 6.1) regardless of whether the Participant was in Employment on the last business day of such Calendar Year.

         NOTWITHSTANDING THE FOREGOING, EFFECTIVE MARCH 31, 1998, SHARES OF STOCK RELEASED FROM THE SUSPENSE SUBFUND FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998 IN ACCORDANCE WITH PARAGRAPH 5.3 HEREOF AND ALL CONTRIBUTIONS UNDER PARAGRAPH 5.1 SHALL BE HELD IN THE FUND ON AN UNALLOCATED BASIS UNTIL ALLOCATED BY THE COMMITTEE AS OF MARCH 31, 1998. EXCEPT TO THE EXTENT PROVIDED IN SECTION 5.1(E) AND THIS PARAGRAPH, THE ALLOCATION OF SUCH SHARES AND FUNDS AMONG THE ACCOUNTS OF PARTICIPANTS SHALL BE MADE AMONG THE ACCOUNTS OF THOSE PARTICIPANTS WHO WERE IN EMPLOYMENT ON MARCH 31, 1998. IF CASH DIVIDENDS (DECLARED ON STOCK THAT HAD BEEN ACQUIRED WITH AN EXEMPT LOAN AND THAT ARE ALLOCATED TO A PARTICIPANT'S ACCOUNT) ARE USED TO MAKE PAYMENTS ON SUCH EXEMPT LOAN, THEN STOCK WITH A FAIR MARKET VALUED AT LEAST EQUAL TO THE AMOUNT OF SUCH DIVIDENDS RELEASED FROM THE SUSPENSE SUBFUND SHALL BE ALLOCATED TO SUCH PARTICIPANT'S ACCOUNT. THE REMAINING NUMBER OF SHARES AND FUNDS ALLOCABLE TO A PARTICIPANT'S ACCOUNT AFTER APPLICATION OF THE PRECEDING SENTENCE SHALL BE THE NUMBER OF SUCH SHARES AND FUNDS WHICH BEARS THE SAME RATIO TO THE TOTAL OF SUCH REMAINING SHARES RELEASED (AND ANY OTHER EMPLOYER CONTRIBUTION) FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998 AND ALLOCABLE TO THE CONTRIBUTION MADE BY THE EMPLOYER AS THE EARNINGS FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998 OF SUCH PARTICIPANT WHILE IN EMPLOYMENT BEARS TO THE


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         TOTAL EARNINGS FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998
         OF ALL PARTICIPANTS ENTITLED TO AN ALLOCATION UNDER THIS PARAGRAPH FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998. TO THE EXTENT SUCH ALLOCATION IS FOUND TO BE DISCRIMINATORY UPON TESTING BASED ON THE TOTAL EARNINGS FOR THE CALENDAR YEAR, AN ADDITIONAL CONTRIBUTION WILL BE MADE TO THE ACCOUNTS OF PARTICIPANTS WHO ARE NOT HIGHLY COMPENSATED EMPLOYEES. NOTWITHSTANDING THE FOREGOING, A PARTICIPANT SHALL BE ENTITLED TO AN ALLOCATION FOR THE PERIOD JANUARY 1, 1998 THROUGH MARCH 31, 1998 IF THE PARTICIPANT TERMINATES EMPLOYMENT DUE TO RETIREMENT, DEATH, OR DISABILITY (DEFINED AS BEING ELIGIBLE TO RECEIVE BENEFITS UNDER PARAGRAPH 6.1) DURING THE PERIOD JANUARY 1, 1998 THROUGH MARCH 1998 REGARDLESS OF WHETHER THE PARTICIPANT WAS IN EMPLOYMENT ON MARCH 31, 1998.



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